o 104 STKPA
o 101 STKPA

                         SUPPLEMENT DATED AUGUST 3, 1998
                             TO THE PROSPECTUSES OF
                     TEMPLETON FOREIGN FUND - ADVISOR CLASS
                   TEMPLETON GROWTH FUND, INC. - ADVISOR CLASS
                              dated January 1, 1998

The prospectus is amended as follows:

I.The section "Opening Your Account," found under "How Do I Buy Shares?", is replaced in its entirety with the following:

OPENING YOUR ACCOUNT

Shares of the Fund may be purchased without a sales charge. Currently, shares of the Fund are only available to:

1. Broker-dealers, registered investment advisors or certified financial planners who have entered into an agreement with Distributors for clients participating in comprehensive fee programs, subject to a $250,000 minimum initial investment requirement or a $100,000 minimum initial investment requirement for an individual client

2. Qualified registered investment advisors or certified financial planners who have clients invested in the Franklin Mutual Series Fund Inc. on October 31, 1996, or who buy through a broker-dealer or service agent who has entered into an agreement with Distributors, subject to a $1,000 minimum initial and $50 minimum subsequent investment requirement

3.  Officers, trustees,  directors  and  full-time  employees  of the  Franklin
Templeton Funds or the Franklin Templeton Group and their immediate family members, subject to a $100 minimum initial investment requirement

4. Each series of the Franklin Templeton Fund Allocator Series, subject to a $1,000 minimum initial and subsequent investment requirement

5. Accounts managed by the Franklin Templeton Group. There is no minimum initial investment requirement.

6. The Franklin Templeton Profit Sharing 401(k) Plan. There is no minimum initial investment requirement.

To open your account, please follow the steps below. This will help avoid any delays in processing your request.

  1. Read this prospectus carefully.

  2. Determine how much you would like to invest. The Fund's minimum investments are:

     /bullet/ To open your account:               Varies
     /bullet/ To add to your account:                $25

     Certain investors are subject to different minimums, as described above. We also reserve the right to refuse any order to buy shares.

  3. Carefully complete and sign the enclosed shareholder application, including the optional shareholder privileges section. By applying for privileges now, you can avoid the delay and inconvenience of having to send an additional application to add privileges later. It is important that we receive a signed application since we will not be able to process any redemptions from your account until we receive your signed application.

  4. Make your investment using the table below.

  Method              Steps to Follow
-------------------------------------------------------------------------------
  By Mail             For an initial investment:

                         Return the application to the Fund with your check made payable to the Fund.

                      For additional investments:

                         Send a check made payable to the Fund. Please include your account number on the check.

-------------------------------------------------------------------------------
  By Wire 1. Call Shareholder Services or, if that number is busy, call 1-650/312-2000 collect, to receive a wire control number and wire instructions. You need a new wire control number every time you wire money into your account. If you do not have a currently effective wire control number, we will return the money to the bank, and we will not credit the purchase to your account.

                      2. For an initial investment you must also return your signed shareholder application to the Fund.

                      IMPORTANT  DEADLINES: If we receive your call before 1:00
                      p.m. Pacific time and the bank receives  the wire  funds
                      and reports the receiptof wired funds to the Fund by 3:00
                      p.m. Pacific time, we will credit the purchase to your
                      account that day. If we receive your call after 1:00 p.m.
                      or the bank receives  the wire after 3:00 p.m.,  we will
                      credit the purchase to your account the following
                      business day.
------------------------------------------------------------------------------
  Through
  Your Dealer         Call your investment representative
-------------------------------------------------------------------------------
II. The following new item is added under "May I Exchanges Shares for Shares of Another Fund? - Exchange Restrictions":

  /bullet/ You must meet the applicable minimum investment amount of the fund you are exchanging into, or exchange 100% of your Fund shares

III.  The  section  "Keeping  Your  Account  Open,"  found  under   "Transaction
Procedures and Special Requirements," is replaced in its entirety with the following:

  KEEPING YOUR ACCOUNT OPEN
  Due to the relatively high cost of maintaining a small account, we may close your account if the value of your shares is less than $250, or less than $50 for employee accounts. We will only do this if the value of your account fell below this amount because you voluntarily sold your shares and your account has been inactive (except for the reinvestment of distributions) for at least six months. Before we close your account, we will notify you and give you 30 days to increase the value of your account to $1,000, or $100 for employee accounts. These minimums do not apply to IRAs, accounts managed by the Franklin Templeton Group, the Franklin Templeton Profit Sharing 401(k) Plan, or the series of Franklin Templeton Fund Allocator Series.

                Please keep this supplement for future reference.